 Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AULTRA GOLD INC.
FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2007
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rauno Perttu, Chief Executive Officer of Aultra Gold Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2007, which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 29, 2008	By:	/s/ Rauno Perttu
Name: Rauno Perttu Title: Chief Executive Officer